EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Brian Mitts, Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NexPoint Credit Strategies Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Principal Financial Officer
and Principal Accounting Officer

Date:	March 4, 2016

I, James Dondero, President and Principal Executive Officer of NexPoint Credit Strategies Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:	March 4, 2016